[logo] M F S(R)                                           SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                     DECEMBER 31, 2001

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              REAL ESTATE
                              INVESTMENT FUND

MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

            NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                           AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company,           Massachusetts Financial Services
Chairman and Chief Executive Officer                Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company,
Vice President (since March 1997)                   JAMES O. YOST (born 06/12/60) Assistant
                                                    Treasurer
STEPHEN E. CAVAN (born 11/06/53)                    Massachusetts Financial Services
Secretary and Clerk                                 Company, Senior Vice President
Massachusetts Financial Services Company,
Senior Vice President, General Counsel
and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and
Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and
Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the
Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the
    Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

------------------------------------------------------------------------------------------------------
NOT FDIC INSURED                      MAY LOSE VALUE                    NO BANK GUARANTEE
        NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                  individuals, call toll free: 1-800-637-6576 any
John T. Donnelly+                                   business day from 9 a.m. to 5 p.m. Eastern time.
Richard R. Gable+                                   (To use this service, your phone must be equipped
Thomas V. Pedulla+                                  with a Telecommunications Device for the Deaf).

CUSTODIAN                                           For share prices, account balances, exchanges or
State Street Bank and Trust Company                 stock and bond outlooks, call toll free:
                                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
INVESTOR INFORMATION                                touch-tone telephone.
For information on MFS mutual funds, call your
investment professional or, for an information      WORLD WIDE WEB
kit, call toll free: 1-800-637-2929 any business    www.mfs.com
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).



+ Sun Capital Advisers, Inc.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund had a total return of 4.06%, including the reinvestment of any distributions. This compares to a return of 2.22% over the same period for the Morgan Stanley Real Estate Investment Trust (REIT) Index (the Morgan Index). The Morgan Index is an unmanaged, total return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. During the same period, the average REIT fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.19%.

Underlying real estate fundamentals, which have tended to lag the overall economy, were not as strong as they were at this time last year due primarily to increasing vacancy rates and lower lease rates. That being said, the Morgan Index, and the fund, still managed to outperform the total return of the major stock market indices over the entire six month period. Near the end of the period, however, real estate issues tended to underperform the total return of the other major market indices, as investors largely ignored more defensive investments in an attempt to position their portfolios for a rebound in the economy. However, we believe that the relatively restrained supply growth we saw during the latest cycle could prevent real estate fundamentals from any meaningful deterioration as we enter the new calendar year.

The fund managed to outperform the Morgan Index over the period due largely to the benefit provided by such holdings as Developers Diversified, Macerich, IRT Properties, CBL & Associates, Mack-Cali, SL Green, and Highwoods. These holdings have also outperformed their property-type peers over the past year.

On the other hand, there were some holdings that had a negative impact on the fund's performance, including Equity Office Properties, Apartment Investment & Management, Avalonbay, and First Industrial.

The best performing property types in the REIT market for the period included self-storage, outlet centers, and regional malls. Among the worst performing property types have been hotels, offices, mixed office/industrial, apartments, and manufactured homes.

We have remained focused on property types that we feel can still produce predictable earnings growth in a challenging real estate environment. While the slow economy has impacted markets across the country, we have emphasized REITs with management teams that have had a history of creating value and those that operate in markets and sectors that were least susceptible to new development and irrational competition. We feel that in 2002, REITs that have prudently shaped their portfolios for internal growth could outperform those that have typically relied on acquisitions and new development for earnings growth.

Sectors in which we have had an overweight position included regional malls, strip centers, and apartments. Because we paid attention to the impact that a speedy economic recovery may have on the REIT industry, we remained overweight in apartments despite the sector's troubles during the period just ended. We believed the apartment sector's shorter lease terms could allow it to quickly capture higher rental rates when these begin to rise. Furthermore, we thought that by emphasizing apartment REITs, like Avalonbay, that focus on high barrier-to-entry markets, such as Boston, San Francisco, and Washington, D.C., the risk of overbuilding was limited. Similar overweighting in the more predictable and defensive strip center and regional mall sectors has complemented our overweighting in the apartment sector. The strip center and regional mall sectors have tended to have long leases and limited development exposure, which we believe should help these REITs continue to deliver predictable earnings growth.

We had no exposure to the hotel sector at the end of the period. This sector, which was significantly impacted by the terrorist attacks back in September, has seen some improvement in occupancies, room rates, and stock performance, but the elimination of dividends by most of the sector's major operators indicated to us that earnings were not expected to recover in the foreseeable future.

Overall, despite the fact that they have outperformed the S&P 500 for the past two years, we still think that REITs have offered excellent values, and we feel that we have positioned the portfolio to potentially do well in the current economic environment. We look for REIT total returns to exceed the dividend yield again in 2002, which should compare favorably with returns available in the broader equity and debt markets.

Respectfully,

/s/ John T. Donnelly      /s/ Richard R. Gable      /s/ Thomas V. Pedulla

John T. Donnelly          Richard R. Gable          Thomas V. Pedulla
Portfolio Manager         Portfolio Manager         Portfolio Manager

Note to Shareholders: Effective November 1, 2001, John R. Gable is a manager of the fund, succeeding Joseph H. Bozoyan.

The opinions expressed in this report are those of Sun Capital Advisers, and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

FUND FACTS

Objective: Capital appreciation is the main objective and the secondary objective is to provide current income and growth of income.

Commencement of investment operations: December 29, 2000

Size: $3.4 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value.

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                                                   6 Months                Life*
--------------------------------------------------------------------------------
Cumulative Total Return                              +4.06%              +12.70%
--------------------------------------------------------------------------------
Average Annual Total Return                             --               +12.63%
--------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 29, 2000, through December 31, 2001. Index information is from January 1, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small companies is riskier than investing in more-established companies.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

The portfolio has the same risks affecting direct investments in real estate. These securities are more susceptible to adverse developments than are more broadly diversified investments.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of the MFS Institutional Real Estate Investment Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1. Trustees of the Fund were elected as follows.

                                                         NUMBER OF SHARES
                                                    --------------------------
NOMINEE                                                               WITHHOLD
                                                               FOR   AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                      300,000.000     0.00
John W. Ballen                                         300,000.000     0.00
Lawrence H. Cohn                                       300,000.000     0.00
J. David Gibbons                                       300,000.000     0.00
William R. Gutow                                       300,000.000     0.00
J. Atwood Ives                                         300,000.000     0.00
Abby M. O'Neill                                        300,000.000     0.00
Lawrence T. Perera                                     300,000.000     0.00
William J. Poorvu                                      300,000.000     0.00
Arnold D. Scott                                        300,000.000     0.00
J. Dale Sherratt                                       300,000.000     0.00
Elaine R. Smith                                        300,000.000     0.00
Ward Smith                                             300,000.000     0.00

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00
Broker Non-votes                                              0.00

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00
Broker Non-votes                                              0.00

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00

ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental.
        Item 5 is not applicable for the MFS Institutional Real Estate Investment Fund.

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Real Estate Investment Trusts - 97.2%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
  Apartments - 23.7%
    Amli Residential Properties Trust                    4,415       $  111,346
    Apartment Investment & Management Co., "A"           4,571          209,032
    Avalonbay Communities, Inc.                          4,141          195,911
    BRE Properties, Inc.                                 4,504          139,444
    Equity Residential Properties Trust                  5,115          146,851
                                                                     ----------
                                                                     $  802,584
-------------------------------------------------------------------------------
  Mixed - 8.3%
    Duke Realty Corp.                                    5,287       $  128,633
    Reckson Associates Realty Corp.                      6,456          150,812
                                                                     ----------
                                                                     $  279,445
-------------------------------------------------------------------------------
  Office - 24.8%
    Equity Office Properties Trust                      11,118       $  334,429
    Highwoods Properties, Inc.                           4,799          124,534
    Mack-Cali Realty Corp.                               5,053          156,744
    SL Green Realty Corp.                                7,287          223,784
                                                                     ----------
                                                                     $  839,491
-------------------------------------------------------------------------------
  Regional Malls - 13.1%
    CBL & Associates Properties, Inc.                    4,572       $  144,018
    General Growth Properties, Inc.                      3,389          131,493
    Macerich Co.                                         4,279          113,822
    Simon Property Group, Inc.                           1,824           53,498
                                                                     ----------
                                                                     $  442,831
-------------------------------------------------------------------------------
  Shopping Centers - 12.3%
    Developers Diversified Reality Corp.                 4,581       $   87,497
    Federal Realty Investment Trust                      4,815          110,745
    IRT Property Co.                                     7,351           77,921
    Kimco Reality Corp.                                  4,306          140,763
                                                                     ----------
                                                                     $  416,926
-------------------------------------------------------------------------------
  Storage - 5.0%
    Public Storage, Inc.                                 5,081       $  169,705
-------------------------------------------------------------------------------
  Warehouse and Industrial - 10.0%
    CenterPoint Properties Corp.                         2,823       $  140,586
    First Industrial Realty Trust, Inc.                  2,012           62,573
    ProLogis Trust                                       6,187          133,082
                                                                     ----------
                                                                     $  336,241
-------------------------------------------------------------------------------
Total REITs (Identified Cost, $3,115,366)                            $3,287,223
-------------------------------------------------------------------------------
Short-Term Obligations - 1.3%
-------------------------------------------------------------------------------
  Mutual Funds
    State Street Global Advisers Money Market Fund
      (Amortized Cost, $44,943)                         44,943       $   44,943
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,160,309)                      $3,332,166
Other Assets, Less Liabilities - 1.5%                                    49,411
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $3,381,577
-------------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,160,309)               $3,332,166
  Cash                                                                  11,392
  Receivable for investment adviser                                     32,442
  Interest and dividends receivable                                     21,120
                                                                    ----------
      Total assets                                                  $3,397,120
                                                                    ----------
Liabilities:
  Payable to affiliates -
    Management fee                                                  $      196
    Shareholder servicing agent fee                                          2
  Accrued expenses and other liabilities                                15,345
                                                                    ----------
      Total liabilities                                             $   15,543
                                                                    ----------
Net assets                                                          $3,381,577
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $3,203,630
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       171,857
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                   14,478
  Accumulated net investment loss                                       (8,388)
                                                                    ----------
      Total                                                         $3,381,577
                                                                    ==========
Shares of beneficial interest outstanding                            319,284
                                                                     =======

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $10.59
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  119,165
    Interest                                                                248
                                                                     ----------
      Total investment income                                        $  119,413
                                                                     ----------
  Expenses -
    Management fee                                                   $   11,543
    Trustees' compensation                                                  755
    Shareholder servicing agent fee                                         124
    Administrative fee                                                       79
    Registration fees                                                    11,642
    Auditing fees                                                        10,750
    Legal fees                                                            4,898
    Printing                                                              4,133
    Custodian fee                                                         1,619
    Miscellaneous                                                           692
                                                                     ----------
      Total expenses                                                 $   46,235
    Fees paid indirectly                                                   (602)
    Reduction of expenses by investment adviser                         (32,442)
                                                                     ----------
      Net expenses                                                   $   13,191
                                                                     ----------
        Net investment income                                        $  106,222
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                     $   26,110
  Change in unrealized depreciation on investments                         (777)
                                                                     ----------
    Net realized and unrealized gain on investments and foreign
      currency                                                       $   25,333
                                                                     ----------
      Increase in net assets from operations                         $  131,555
                                                                     ==========
See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED            PERIOD ENDED
                                                             DECEMBER 31, 2001          JUNE 30, 2001*
                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $  106,222            $     80,421
  Net realized gain (loss) on investments and foreign
    currency transactions                                               26,110                  (3,220)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  (777)                172,634
      Increase in net assets from operations                        $  131,555            $    249,835
                                                                    ----------            ------------
Distributions declared to shareholders -
  From net investment income                                        $ (180,732)           $    --
  From net realized gain on investments and foreign
    currency transactions                                              (22,711)                --
                                                                    ----------            ------------
      Total distributions declared to shareholders                  $ (203,443)           $    --
                                                                    ----------            ------------
Net increase in net assets from fund share transactions             $  203,430            $  3,000,200
                                                                    ----------            ------------
      Total increase in net assets                                  $  131,542            $  3,250,035
Net assets:
  At beginning of period                                             3,250,035                 --
                                                                    ----------            ------------
  At end of period (including accumulated net investment
    loss of $8,388 and accumulated undistributed net
    investment income of $66,122)                                   $3,381,577            $  3,250,035
                                                                    ==========            ============

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  June 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                 PERIOD ENDED
                                                                DECEMBER 31, 2001               JUNE 30, 2001*
                                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $10.83              $10.00
                                                                           ------              ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.35              $ 0.27
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                    0.09                0.56
                                                                           ------              ------
      Total from investment operations                                     $ 0.44              $ 0.83
                                                                           ------              ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.60)             $ --
  From net realized gain on investments and foreign currency
    transactions                                                            (0.08)               --
                                                                           ------              ------
      Total distributions declared to shareholders                         $(0.68)             $ --
                                                                           ------              ------
Net asset value - end of period                                            $10.59              $10.83
                                                                           ======              ======
Total return                                                                 4.06%++             8.30%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                               0.84%+              0.84%+
    Net investment income                                                    6.46%+              5.39%+
Portfolio turnover                                                              7%                  7%
Net assets at end of period (000 Omitted)                                  $3,382              $3,250

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:

    Net investment income                                                  $ 0.24              $ 0.08
    Ratios (to average net assets):
      Expenses##                                                             2.81%+              4.59%+
      Net investment income                                                  4.49%+              1.64%+

 * For the period from the commencement of the fund's investment operations, December 29, 2000, through
   June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Real Estate Investment Fund (the fund) is a non-diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements. Dividends received in cash are recorded on the ex- dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

As of June 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income            $ 77,386
              Undistributed long-term capital gain         --
              Capital loss carryforward                  (3,220)
              Unrealized gain                           172,634

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $3,220 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2009 ($3,220).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Sun Capital Advisers, Inc. to assist in the performance of its services. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $288,600 and $218,850, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $3,160,309
                                                                 ----------
Gross unrealized appreciation                                    $  232,379
Gross unrealized depreciation                                       (60,522)
                                                                 ----------
    Net unrealized appreciation                                  $  171,857
                                                                 ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                       SIX MONTHS ENDED DECEMBER 31, 2001   PERIOD ENDED JUNE 30, 2001*
                                       ----------------------------------   --------------------------
                                                     SHARES        AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                             --        $  --         300,020      $3,000,200
Shares issued to shareholders in reinvestment
  of distributions                                    19,264       203,430      --             --
                                                      ------      --------      -------      ----------
    Net increase                                      19,264      $203,430      300,020      $3,000,200
                                                      ======      ========      =======      ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  June 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2001, was $15. The fund had no borrowings during the year period.

                 --------------------------------------------

   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                            IRT-3 2/02 400